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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 30, 2003



                               NOBLE ENERGY, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             DELAWARE                  001-07964                73-0785597
-------------------------------       -----------          -------------------
(State or other jurisdiction of       Commission            (I.R.S. Employer
 incorporation or organization)       File Number          Identification No.)



     350 GLENBOROUGH, SUITE 100
           HOUSTON, TEXAS                                          77067
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code: (281) 872-3100



              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

                  99.1     Press Release dated April 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

         The following information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition," and is included under this Item 9 in accordance with the procedure guidance in SEC Release No. 33-8216.

         On April 30, 2003 Noble Energy, Inc. (the "Company") issued a press release announcing its financial results for its fiscal first quarter ended March 31, 2003. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1. The press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

         The Company's press release contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             NOBLE ENERGY, INC.



Date: April 30, 2003                         By: /s/ ALBERT D. HOPPE
                                                --------------------------------
                                                Albert D. Hoppe
                                                Senior Vice President, General
                                                Counsel and Secretary




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                                INDEX TO EXHIBITS

       Item          Exhibit
       ----          -------

       99.1          Press Release dated April 30, 2003.